UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2014 (December 19, 2014)

LIN Media LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36032	90-0935925
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

LIN Television Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 800, Austin, Texas 78701
(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (512) 774-6110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement

In connection with the Mergers (as defined below), LIN Media LLC (“LIN”) and LIN Television Corporation, a wholly owned subsidiary of LIN (“LIN Television”), entered into a Separation Agreement (each a “Separation Agreement”, and together, the “Separation Agreements”) with each of Denise Parent and Richard Schmaeling, (each an “Executive”), dated December 19, 2014, pursuant to which, each Executive resigned from all positions with LIN and its subsidiaries and affiliates immediately prior to the Mergers.  In accordance with the terms of each Executive’s employment agreement previously filed by LIN with the Securities and Exchange Commission (each an “Employment Agreement”), and pursuant to their respective Separation Agreement, each executive will receive the following benefits:

Richard Schmaeling:

•                  A separation payment in the amount of $2,000,000 to be paid following the Release Effective Date (as defined therein);

•                  Payment of the premiums for the continuation of Mr. Schmaeling’s health and dental insurance for 24 months following the LIN Merger Effective Time (as defined below); and

•                  Executive level outplacement services at LIN’s expense for a period of twelve months, to be commenced at his election within three months following the LIN Merger Effective Time.

Denise Parent:

•                  A separation payment in the amount of $2,000,000 to be paid following the Release Effective Date (as defined therein);

•                  Payment of the premiums for the continuation of Ms. Parent’s health and dental insurance for 24 months following the LIN Merger Effective Time;

•                  Assignment of the title of her company automobile to her as soon as practicable following the Release Effective Date (as defined therein); and

•                  Executive level outplacement services at LIN’s expense for a period of twelve months, to be commenced at her election within three months following the LIN Merger Effective Time.

In addition, in connection with their respective Separation Agreement, each Executive is entitled to receive their unpaid base salary and to have their expenses incurred prior to the LIN Merger Effective Time reimbursed.  The Separation Agreements provide for the termination of the non-competition provisions contained in each Executive’s Employment Agreement, but the non-disclosure, non-solicitation, acknowledgement of restrictive covenants, intellectual property and injunctive relief; cumulative right provisions of the Executive’s Employment Agreement will continue to apply to the Executive.

The foregoing description of the Separation Agreements does not purport to be complete and is subject to and qualified in its entirety by, the full text of the Separation Agreements, which are attached as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

In connection with the Separation Agreements, each of the Executives will enter into a consulting agreement with LIN Television. Each Executive’s consulting engagement may last for a maximum period of six months from the LIN Merger Effective Time and may be terminated at any time with fourteen days’ notice from either party for any reason. Each Executive agrees to provide advisory and other services as are reasonably requested by the President and Chief Executive Officer of LIN Television Corporation and will receive consideration for the performance of such services equal to $300.00 per hour.

Item 1.02.                                        Termination of a Material Definitive Agreement

In connection with the Mergers, on the Closing Date, LIN Television directed The Bank of New York Mellon Trust Company, N.A., as trustee (the “2018 Senior Notes Trustee”) under the indenture governing the 2018 Senior Notes, dated as of October 12, 2012, by and among LIN Television, the guarantors named therein and the 2018 Senior Notes Trustee (the “2018 Senior Notes Indenture”), to issue a notice of redemption to redeem in full the issued and outstanding $200 million aggregate principal amount of the 2018 Senior Notes on January 18, 2015 at a redemption price of 104.188% of the outstanding aggregate principal amount of the 2018 Senior Notes, plus accrued and unpaid interest to the redemption date. On the Closing Date, LIN Television deposited or caused to be deposited funds in an amount equal to the aggregate redemption price, plus accrued and unpaid interest to the redemption date, with the 2018 Senior Notes Trustee and the 2018 Senior Notes Indenture was satisfied and discharged effective on the Closing Date.

In addition, on the Closing Date, LIN Television paid in full all amounts owing under that certain Credit Agreement, dated as of October 26, 2011 (as amended or supplemented, the “Existing Credit Agreement”), by and among LIN Television, the Lender Parties named therein, JPMorgan Chase Bank, N.A. as Administrative Agent, as an Issuing Lender and as Swingline Lender, Deutsche Bank Securities, Inc. and Wells Fargo Bank, N.A., as Co-Syndication Agents, SunTrust Bank, Bank of America, N.A., and U.S. Bank, N.A., as Co-Documentation Agents, and the other parties thereto. At the time of such repayment, the Existing LIN Credit Agreement and all commitments to extend further credit thereunder were terminated and all liens securing obligations thereunder were released. There was $366.5 million of indebtedness, gross of unamortized discounts, outstanding under the Existing Credit Agreement immediately prior to its termination.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On December 19, 2014 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated March 21, 2014 (as amended, the “Merger Agreement”), by and among Media General, Inc., a Virginia corporation (“Media General”), Mercury New Holdco, Inc., a Virginia corporation (“New Holdco”), Mercury Merger Sub 1, Inc., a Virginia corporation and a direct, wholly owned subsidiary of New Holdco (“Merger Sub 1”), Mercury Merger Sub 2, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of New Holdco (“Merger Sub 2”), and LIN, Merger Sub 1 merged with and into Media General (the “Media General Merger”), with Media General surviving the Media General Merger as a wholly owned subsidiary of New Holdco, and immediately following the consummation of the Media General Merger, Merger Sub 2 merged with and into LIN (the “LIN Merger” and together with the Media General Merger, the “Mergers”), with LIN surviving the LIN Merger as a wholly owned subsidiary of New Holdco.

Upon the Media General Merger becoming effective (the “Media General Merger Effective Time”), by virtue of the Media General Merger and without any action on the part of the parties to the Merger Agreement or any shareholder of Media General, (a) each share of voting common stock of Media General, or fraction thereof, issued and outstanding immediately prior to the Media General Merger Effective Time was converted into the right to receive one share of New Holdco voting common stock (the “New Holdco Voting Shares”), or equal fraction thereof and (b) each share of non-voting common stock of Media General, or fraction thereof, issued and outstanding immediately prior to the Media General Merger Effective Time was converted into the right to receive one share of New Holdco non-voting common stock (the “New Holdco Non-Voting Shares” and together with the New Holdco Voting Shares, the “New Holdco Shares”), or equal fraction thereof, in each case, upon the terms and subject to the conditions set forth in the Merger Agreement.

Upon the LIN Merger becoming effective (the “LIN Merger Effective Time”), by virtue of the LIN Merger and without any action on the part of the parties to the Merger Agreement or any shareholder of LIN,  each Class A, Class B and Class C common share of LIN (the “LIN Common Shares”), issued and outstanding immediately prior to the LIN Merger Effective Time was converted at the election of the holder thereof, into the right to receive either (a) $25.97 in cash without interest (the “Cash Election Consideration”) or (b) 1.4714 New Holdco Voting Shares (the “Stock Election Consideration”) (the ratio of one share of Class A, Class B or Class C common shares of LIN to 1.4714 shares of New Holdco Voting Shares, the “LIN Exchange Ratio”), upon the terms and subject to the conditions set forth in the Merger Agreement (excluding LIN Common Shares that are: (x) held in LIN’s treasury, (y) owned, directly or indirectly, by LIN or any of its subsidiaries or Media General or any of its subsidiaries or (z) held by shareholders of LIN, if any, who properly exercise their appraisal rights under Delaware law, if available (such shares held by such shareholders, the “LIN Dissenting Shares”)). Each of such shares described in (x) and (y) were automatically cancelled and retired, with no consideration being paid or payable in respect thereof.

The total number of LIN Common Shares that will be converted into the right to receive the Cash Election Consideration is capped at 29,380,053 minus the number of LIN Dissenting Shares (the “Cash Election Cap”). Based on the preliminary results of the elections indicating that the number of LIN Common Shares electing the Cash Election Consideration exceeds the Cash Election Cap, the consideration received by such holders will be adjusted, on a pro rata basis, so that New Holdco Voting Shares will be issued in lieu of cash in such amount necessary to cause the total amount of LIN Common Shares receiving the Cash Election Consideration to be capped at the Cash Election Cap.  Each holder of a LIN Common Share electing Stock Election Consideration and each holder of a LIN Common Share that did not make a valid election or did not deliver a valid election form prior to the election deadline will receive the Stock Election Consideration.

The issuance of New Holdco Shares in connection with the Mergers was registered under the Securities Act of 1933, as amended, pursuant to New Holdco’s registration statement on Form S-4 (the “Registration Statement”) filed with the SEC and declared effective July 24, 2014.  The definitive joint proxy statement/prospectus of LIN and Media General that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) and the supplement thereto contains additional information about the Mergers and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors and executive officers of LIN and Media General in the Mergers.

The foregoing description of the Merger Agreement and the Mergers is not complete and is qualified in its entirety by the reference to the Merger Agreement, which was included as Annex A to the Joint Proxy Statement/Prospectus and Amendment No. 1 to the Merger Agreement, included as Annex S-A to the supplement to the Joint Proxy Statement/Prospectus, dated September 15, 2014, each of which is incorporated by reference herein.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Mergers, the Class A common shares of LIN were registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange (the “NYSE”) under the symbol “LIN.”  As a result of the LIN Merger, each of the Class A common shares of LIN was cancelled and automatically converted at the election of the holder thereof, into the right to receive either the Cash Election Consideration or Stock Election Consideration (subject to the proration procedure described in the Merger Agreement).  Accordingly, the NYSE will file a Form 25 to withdraw the Class A common shares of LIN from listing and terminate the registration of such shares under Section 12(b) of the Exchange Act.  Upon the close of trading on the NYSE on December 19, 2014, trading in shares of LIN Class A common shares will be suspended by the NYSE.  In addition, LIN expects to file a Form 15 with the SEC to terminate the registration of the Class A common shares of LIN under Section 12(g) of the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act.  The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

New Holdco Voting Shares to be received as Stock Election Consideration were approved for listing on the NYSE and will trade under the symbol “MEG.”

Item 3.03.                                        Material Modification to Rights of Security Holders.

In connection with the LIN Merger, on December 19, 2014, each LIN Common Share was cancelled and automatically converted at the election of the holder thereof, into the right to receive either the Cash Election Consideration or Stock Election Consideration (subject to the proration procedure described in the Merger Agreement).  The information set forth in Item 2.01 is incorporated by reference into this Item 3.03.

At the LIN Merger Effective Time, each LIN share option and restricted share (“LIN Awards”) outstanding under a LIN equity plan immediately prior to the LIN Merger Effective Time was assumed by New Holdco and became an option to purchase or an award of, respectively, on the same terms and conditions (including applicable vesting requirements and deferral provisions), as applied to each LIN Award immediately prior to the

LIN Merger, shares of New Holdco Voting Common Stock subject to certain adjustments to reflect the LIN Exchange Ratio.

Prior to the LIN Merger, (i) all outstanding LIN share options then held by each non-continuing director and certain non-continuing executives that had not yet vested were accelerated and vested in full, and all such outstanding options (including previously vested options were exercised in full on a net basis (after reduction of exercise price and taxes), and (ii) all outstanding LIN restricted shares then held by each non-continuing director and certain non-continuing executives were accelerated and vested in full, and each such LIN restricted share was converted on a net basis (after reduction for taxes) into the number of LIN Class A common shares resulting from such net reduction.

If a holder of a LIN Award is involuntarily terminated within 12 months of the consummation of the Mergers, all of the unvested LIN Awards of such holder will become fully vested upon such termination.

Item 5.01.                                        Changes in Control of Registrant.

As a result of the Mergers, a change in control of LIN occurred.  In connection with the closing of the transaction, New Holdco will also take the following steps to restructure its holding of its subsidiaries: (i) LIN will merge with and into New Holdco, with New Holdco surviving the merger (the “Holdco Merger”), upon which, LIN Television will become a direct, wholly owned subsidiary of New Holdco, and (ii) New Holdco will contribute all of the outstanding shares of Media General to LIN Television, upon which, Media General will become a direct, wholly owned subsidiary of LIN Television.  The information set forth in Item 2.01 is incorporated by reference into this Item 3.03.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

At the LIN Merger Effective Time, each named executive officer and each member of LIN’s board of directors ceased to be an executive officer and director of LIN.  Vincent L. Sadusky will continue to serve as President and Chief Executive Officer of LIN and remain on the board of directors of LIN as the sole director between the LIN Merger Effective Time and the effective time of the Holdco Merger, at which time the separate corporate existence of LIN will cease and New Holdco will continue as the surviving company in the Holdco Merger. In addition, following the LIN Merger Effective Time, the following individuals were also elected to serve, until the effective time of the Holdco Merger, as the Board of Directors of LIN: J. Stewart Bryan III, Royal W. Carson III, Diana F. Cantor, H.C. Charles Diao, Dennis J. FitzSimons, Soohyung Kim, Douglas W. McCormick, John R. Muse, Wyndham Robertson, and Thomas J. Sullivan.

After the consummation of the Mergers, New Holdco’s board of directors consists of eleven directors, four of whom were designated by LIN and seven of whom were designated by Media General.  The directors that were designated by LIN, each of whom was serving on the LIN board of directors immediately prior to the Mergers, are Royal W. Carson III, Douglas W. McCormick, John R. Muse and Mr. Sadusky.  In addition, the non-executive chairman of the board of directors of New Holdco, J. Stewart Bryan III, was designated by Media General.

Under the terms of the Merger Agreement, Mr. Sadusky became the President and Chief Executive Officer of New Holdco upon consummation of the Mergers.

The information set forth in Item 1.01 is incorporated by reference into this Item 5.02.

Item 8.01                                           Other Events.

On December 19, 2014, New Holdco issued a press release announcing the completion of the Mergers, which is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of March 21, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., Mercury Merger Sub 1, Inc., Mercury Merger Sub 2, LLC and LIN Media LLC.
3.1

Amendment No. 1 to the Agreement and plan of Merger, dated as of August 20, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., Mercury Merger Sub 1, Inc., Mercury Merger Sub 2, LLC and LIN Media LLC

10.1	Separation Agreement, dated December 19, 2014 by and among LIN Media LLC, LIN Television Corporation and Richard J. Schmaeling.
10.2	Separation Agreement, dated December 19, 2014 by and among LIN Media LLC, LIN Television Corporation and Denise M. Parent.
99.1	Press Release issued December 19, 2014 by Media General, Inc.

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIN MEDIA LLC

Date: December 19, 2014

	By:	/s/ Vincent L. Sadusky
	Name:	Vincent L. Sadusky
	Title:	President and Chief Executive Officer

LIN TELEVISION CORPORATION

	By:	/s/ Vincent L. Sadusky
	Name:	Vincent L. Sadusky
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of March 21, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., Mercury Merger Sub 1, Inc., Mercury Merger Sub 2, LLC and LIN Media LLC.
3.1

Amendment No. 1 to the Agreement and plan of Merger, dated as of August 20, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., Mercury Merger Sub 1, Inc., Mercury Merger Sub 2, LLC and LIN Media LLC

10.1	Separation Agreement, dated December 19, 2014 by and among LIN Media LLC, LIN Television Corporation and Richard J. Schmaeling.
10.2	Separation Agreement, dated December 19, 2014 by and among LIN Media LLC, LIN Television Corporation and Denise M. Parent.
99.1	Press Release issued December 19, 2014 by Media General, Inc.

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.